Exhibit 10.8

1. Date of Agreement 18 July 2005	THE BALTIC AND INTERNATIONAL MARITIME COUNCIL (BIMCO) STANDARD SHIP MANAGEMENT AGREEMENT CODE NAME: “SHIPMAN 98”

2. Owners (name, place or registered and law of registry) (Cl. 1)	3. Managers (name, place of registered office and law of registry) (Cl. 1)

Cavan Maritime Limited	Atlantic Marine Limited Partnership
Name	Name
C/O Wexford Capital LLC, 411 West Putnam Avenue,
Greenwich CT 06839	Richmond House, 12 Par-la-Ville Road, Hamilton
Place of registered office	Place of registered office

United State of America	Bermuda
Law of Registry	Law of registry

4. Day and year of commencement of Agreement (Cl. 2)

xx August 2005 [insert date of the Owners’ Initial Public Offering, but in case of any Vessel (listed in Annex A hereto) that is at sea on the date of the Initial Public Offering, the Agreement shall commence on the date such Vessel completes her voyage and is in port]

5. Crew Management (state “yes” or “no” as agreed) (Cl. 3.1) Yes (see Crew Management Agreement)	6. Technical Management (state “yes” or “no” as agreed) (Cl. 3.2) Yes

7. Commercial Management (state “yes” or “no” as agreed) Cl. 3.3) No	8. Insurance Arrangements (state “yes” or “no” as agreed) (Cl. 3.4) Yes

9. Accounting Services (state “yes” or “no” as agreed) (Cl. 3.5) Yes	10. Sale or purchase of the Vessel (state “yes” or “no” as agreed) (Cl. 3.6) No

11. Provisions (state “yes” or “no” as agreed) (Cl. 3.7) Yes (see Crew Management Agreement)	12. Bunkering (state “yes” or “no” as agreed) (Cl. 3.8) No

13. Charterering Services Period (only to be filled in if “yes” state in Box 7) (Cl. 3.3(l)) No	14. Owner’s Insurance (state alternative (i), (ii) OR (iii) OF Cl.6.3) 6.3. (ii) and (iii)

15. Annual Management fee (state annual amount) (Cl. 8.1) see Addendum No. 1	16. Severance Costs (state maximum amount) (Cl. 8.4(ii)) (as per Crew Management Agreement)

17. Day and year of termination of Agreement (Cl. 17) 31st December 2005

18. Law and arbitration (state 19.1, 19.2, or 19.3 place of arbitration must be stated) (Cl. 19)

19.1. English Law – Arbitration New York (Society of Maritime Arbitrators, Inc.)

19. Notices (state postal and cable address, telex and telefax number for serving notice and communications to the Owners) (Cl. 20)

Cavan Maritime Limited
c/o Wexford Capital LLC
411 West Putnam Avenue
Greenwich CT 06839
United States of America

Tel:     +1 203 8627011
Fax:    +1 203 8627311

20. Notices (state postal and cable address, telex and telefax number for serving notice and communication to the Managers) (Cl. 20)

Atlantic Marine Limited Partnership
Richmond House
12 Par-la-Ville Road
P.O. Box HM 2089
Hamilton, Bermuda HM HX

Tel:     +1 441 2950614
Fax:    +1 441 2921549

It is mutually agreed between the party stated in Box 2 and the party stated in Box 3 that this Agreement consisting of PART I and PART II as well as Annexes “A” (Details of Vessel), “B” (Details of Crew), “C” (Budget) and “D” (Associated vessels) attached hereto, shall be performed subject to the conditions contained herein. In the event of a conflict of conditions, the provisions of PART I and Annexes “A”, “B”. “C” and “D” shall prevail over those of PART II to the extent of such conflict but no further.

Signature(s) (Owners)	Signature(s) (Managers)

Director of Cavan Maritime Limited	Director of Wellbridge Maritime Limited, General Partner of Atlantic Marine Limited Partnership

PART II
“Shipman 98” Standard Ship Management Agreement”

1.                                      Definitions

In this Agreement save where the context otherwise requires, the following words and expressions shall have the meanings hereby assigned to them.

“Owners” mean the party identified in Box 2.

“Managers” means the party identified in Box 3.

“Vessel” means the vessel or vessels details of which are set out in Annex “A” attached hereto.

“Management Services” means the services specified in subclauses 3.1 to 3.8 as indicated affirmatively in Boxes 5 to 12. “ISM Code” means the International Management Code for the Safe Operation of Ships and for Pollution Prevention as adopted by the International Maritime Organisation (IMO) by resolution A.741 (18) or any subsequent amendment thereto. “STCW 95” means the International Convention on Standards of Training, Certification and Watchkeeping for Seafarers, 1978, as amended in 1995 or any subsequent amendment thereto.

2.                                      Appointment of Managers

With effect from the day and year started in Box 4 and continuing unless and until terminated as provided herein, the Owners hereby appoint the Managers and the Managers hereby agree to act as the Managers of the Vessel.

3.                                      Basis of Agreement

Subject to the terms and conditions herein provided, during the period of this Agreement, the Managers shall carry out Management Services in respect of the Vessel as agents for and on behalf of the Owners.  The Managers shall have authority to take such actions as they may from time to time in their absolute discretion consider to be necessary to enable them to perform this Agreement in accordance with sound ship management practice.

This Agreement remains subject to Owners’ successful. Initial Public Offering and therefore only enters into force upon the listing of Owners at NASDAQ.

3.2          Technical Management

(only applicable if agreed according to Box 6)

The Managers shall provide technical management, which includes, but is not limited to, the following functions:

(i)                                     provision of competent personnel to supervise the maintenance and general efficiency of the Vessel;

(ii)                                  arrangement and supervision of dry dockings, repairs, alterations and the upkeep of the Vessel to the standards required by the Owners provided that the Managers shall be entitled to incur the necessary expenditure to ensure that the Vessel will comply with the law of the flag of the Vessel and of the places where she trades, and all requirements and recommendations of the classification society;

(iii)                               arrangement of the supply of necessary stores, spares and lubricating oil;

(iv)                              appointment of surveyors and technical consultants as the Managers may consider from time to time to be necessary;

(v)                                 development, implementation and maintenance of a Safety Management System (SMS) in accordance with the ISM Code (see sub-clauses 4.2 and 5.3)

3.4          Insurance Arrangements

(only applicable if agreed according to Box 8)

The Managers shall arrange insurances in accordance with Clause 6, on such terms and conditions as the Owners shall have instructed or agreed, in particular regarding conditions, insured values, deductibles and franchises.

3.5                               Accounting Services

(only applicable if agreed according to Box 9)

The Managers shall:

(i)                                     establish an accounting system for the Vessel and supply monthly reports and records no later than the 15th day after each quarter end and the 30th day after financial year end in accordance with the requirements of US GAAP,

(ii)                                  maintain the records of all costs and expenditure incurred as well as data necessary or proper for the settlement of accounts between the parties.

3.6

3.7                               Provisions (only applicable if agreed according to Box 11)

The Managers shall arrange for the supply of provisions.

3.8

2

4.                                      Managers’ Obligations

4.1                               The Managers undertake to use their best endeavours to provide the agreed Management Services as agents for and on behalf of the Owners in accordance with sound ship management practice and to protect and promote the interests of the Owners in all matters relating to the provision of services hereunder. Provided, however, that the Managers in the performance of their management responsibilities under this Agreement shall be entitled to have regard to their overall responsibility in relation to all vessels as. may from time to time be entrusted to their management and in particular, but without prejudice to the generality of the foregoing, the Managers shall be entitled to allocate available supplies, manpower and services in such manner as in the prevailing circumstances the Managers in their absolute discretion consider to be fair and reasonable.

4.2                               Where the Managers are providing Technical Management’ in accordance with sub-clause 3.2, they shall procure that the requirements of the law of the flag of the Vessel are satisfied and they shall in particular be deemed to be the “Company” as defined by the ISM Code, assuming the responsibility for the operation of the Vessel and taking over duties and responsibilities imposed by the ISM Code when applicable.

4.3                               Without prejudice to the authority granted to the Managers in accordance with the foregoing provision, the Managers will report to the Owners about all such actions as required, but no less than on a monthly basis so that Owners are fully informed about all such actions taken by the Managers.

5.                                      Owners’ Obligations

5.1                               The Owners shall pay all sums due to the Managers punctually in accordance with terms of this Agreement.

6.                                      Insurance Policies

The Owners shall procure, whether by instructing the Managers under sub-clause 3.4 or otherwise, that throughout the period of this Agreement:

6.1                               at the Owners’ expenses, the vessel is insured for not less than her sound market value or entered for her full gross tonnage, as the case may be for:

(i)            usual hull and machinery marine risks (including crew negligence) and excess liabilities:

(ii)           protection and indemnity risks (including pollution risks and Crew Insurances); and

(iii)          war risks (including protection and indemnity and crew risks) in accordance with the best practice of prudent owners of vessels of a

3

similar type to the Vessel, with first class insurance companies, underwriters or associations (“ the Owners’ Insurances”);

6.2                               all premiums and calls on the Owners’ Insurance are paid promptly by their due date,

6.3                               the Owners’ Insurance name the Managers and, subject to underwriters’ agreement, any third party designated by the Managers as a joint assured, with full cover, with the Owners obtaining cover in respect of each of the insurances specified in sub-clause 6.1:

(ii)                                  if obtainable, on terms such that neither the Managers nor any such third party shall be under any liability in respect of premiums or calls arising in connection with the Owners’ Insurances; or

(iii)                               on such other items as may be agreed in writing. Indicate alternative (i), (ii) or (iii) in Box 14. If Box 14 is left blank then (i) applies.

6.4                               Written evidence is provided, to the reasonable satisfaction with their obligations under Clause 6 within a reasonable time of the commencement of the Agreement, and of each renewal date.

7.                                      Income Collected and Expenses Paid on Behalf of Owners

7.1                               All moneys collected by the Managers under the terms of this Agreement (other than moneys payable by the Owners to the Managers) and any interest thereon shall be held to the credit of the owners in a separate bank account.

7.2                               All expenses incurred by the Managers under the terms of this Agreement on behalf of the Owners (including expenses as provided in Clause 8) may be debited against the Owners in the account referred to under sub-clause 7.1 but shall in any event remain payable by the Owners to the Managers on demand.

8.                                      Management Fee

8.1                               The Owners, shall pay to the Managers of their services as Managers under this Agreement an annual management fee as stated in Addendum No. 1 to this Agreement which shall be payable by equal monthly installments in advance, the first installment being payable on the commencement of this Agreement (see Clause 2 and Box 4) and subsequent installments being payable every month.

8.2                               The management fee shall be subject to an annual review on the anniversary date of the Agreement and the proposed fee shall be presented in the annual budget referred to in sub-clause 9.1.

8.3                               The Managers shall, at no extra cost to the Owners, provide their own office accommodation, office staff, facilities and stationery. Without limiting the

4

generality of Clause 7 the Owners shall reimburse the Managers for postage and communication expenses, traveling, and other out of pocket expenses properly incurred by the Managers in pursuance of the Management Services.

8.5                               If the Owners decide to lay-up the Vessel whilst this Agreement remains in force and such lay-up lasts for more than three months, an appropriate reduction of the management fee for the period exceeding three months until one month before the Vessel is again put into service shall be mutually agreed between the parties.

8.6                               Unless otherwise agreed in writing all discounts and commissions obtained by the Managers in the course of the management of the Vessel shall be credited to the Owners.

9.                                      Budgets and Management of Funds

9.1                               The Managers shall present to the Owners annually a budget for the following twelve months in such form as the Owners require. Subsequent annual budgets shall be prepared by the Managers and submitted to the Owners not less than three months before the anniversary date of the commencement of this Agreement (see Clause 2 and Box 4).

9.2                               The Owners shall indicate to the Managers their acceptance and approval of the annual, budget within thirty (30) days of presentation and in the absence of any such indication the Managers shall be entitled to assume that the Owners have accepted the proposed budget.

9.3                               Following the agreement of the budget, the Managers shall prepare and present to the Owners their estimate of the working capital requirement of the Vessel and the Managers shall each month up-date this estimate. Based thereon, the Managers shall each month request the Owners in writing for the funds required to run the Vessel for the ensuing month, including the payment of any occasional or extraordinary item of expenditure, such as emergency repair costs, additional insurance premiums, bunkers or provisions. Such funds shall be received by the Managers within ten running days after the receipt by the Owners of the Managers’ written request and shall be held to the credit of the Owners in a separate bank account.

9.4                               The Managers shall produce a comparison between budgeted and actual income and expenditure of the Vessel in such form as required by the Owners monthly or at such other intervals as mutually agreed.

9.5                               Notwithstanding anything contained herein to the contrary, the Managers shall in no circumstances be required to use or commit their own funds to finance the provision of the Management Services.

5

10.                               Managers’ Right to Sub-Contract

The Managers shall have the right to sub-contract any of their obligations hereunder to another division of the Schulte Group with the prior written consent of the Owners which shall not be unreasonably withheld. In event of such a sub-contract the Managers shall remain fully liable for the due performance of their obligations under this Agreement.

11.                               Responsibilities

11.1                        Force Majeure - Neither the Owners nor the Managers shall be under any liability for any failure to perform any of their obligations hereunder by reason of any cause whatsoever of any nature or kind beyond their reasonable control.

11.2                        Liability to Owners - (i) Without prejudice to sub clause 11.1, the Managers shall be under no liability whatsoever to the Owners for any loss, damage, delay or expense of whatsoever nature, whether direct or indirect, and howsoever arising in the course of performance of the Management Services UNLESS same is proved to have resulted from the negligence, gross negligence or willful default of the Managers or their employees, or agents or sub-contractors employed by them in connection with the Vessel, in which case (save where loss, damage, delay or expense has resulted from the Managers’ personal act or omission committed with the intent to cause same or recklessly and with knowledge that such loss, damage, delay or expense would probably result) the Managers’ liability for each incident or series of incidents giving rise to a claim or claims shall never exceed a total of ten times the annual management fee payable hereunder.

11.3                        Indemnify - Except to the extent and solely for the amount therein set out that the Managers would be liable under subclause 11.2, the Owners hereby undertake to keep the Managers and their employees, agents and sub-contractors indemnified and to hold them harmless against all actions, proceedings, claims, demands or liabilities whatsoever or howsoever arising which may be brought against them or incurred or suffered by them arising out of or in connection with the performance of the Agreement, and against and in respect of all costs, losses, damages and expenses which the Managers may suffer or incur in the course of the performance of this Agreement.

11.4                        “Himalaya” - It is hereby agreed that no employee or agent of the Managers (including every sub-contractor from time to time employed by the Managers) shall in any circumstances whatsoever be under any liability whatsoever to the Owners for any loss, damage or delay of whatsoever kind arising or resulting directly or indirectly from acting in the course of or in connection with his employment and, without prejudice to the generality of the foregoing provision in this Clause 11, every exemption, limitation, condition and liberty herein contained and every right, exemption from liability, defence and immunity of whatsoever nature applicable to the Managers or to which the Managers are entitled hereunder shall also be available and shall extend to protect every such employee or agent of the Managers acting as aforesaid and for the purpose of all the foregoing

6

provisions of this Clause 11 the Managers are or shall be deemed to be acting as agent or trustee on behalf of and for the benefit of all persons who are or might be their servants or agents from time to time.

12.                               Documentation

Where the Managers are providing Technical Management in accordance with sub-clause 3.2 they shall make available, upon Owners’ request, all documentation and records related to the Safety Management System (SMS) which the Owners need in order to demonstrate compliance with the ISM Codeor to defend a claim against a third party.

13.                               General Administration

13.1                        The Managers shall handle and settle all claims arising out of the Management Services hereunder and keep the Owners informed regarding any incident of which the Managers become aware, which gives or may give rise to claims or disputes involving third parties. Managers shall obtain Owners’ approval for any claim settlement amount exceeding US$ 10,000 prior to the actual confirmation of settlement with a third party.

13.2                        The Managers shall, as instructed by the Owners, bring or defend actions, sits or proceedings in connection with matters entrusted to the Managers according to this Agreement.

13.3                        The Managers shall also have power to obtain legal or technical or other outside expert advice in relation to the handling and settlement of claims and disputes or all other matters affecting the interests of the Owners in respect of the Vessel.

13.4                        The Owners shall arrange for the provision of any necessary guarantee bond or other security.

13.5                        Any costs reasonably incurred by the Managers in carrying out their obligations according to Clause 13 shall be reimbursed by the Owners.

14.                               Auditing

The Managers shall at all times maintain and keep true and correct accounts and shall make the same available for inspection and auditing by the Owners at such times as may be mutually agreed. On the termination, for whatever reasons, of this Agreement, the Managers shall release to the Owners, if so requested, the originals where possible, or otherwise certified Copies, of all such accounts and all documents specifically relating to the Vessel and her operation.

15.                               Inspection of Vessel

The Owners shall have the right at any time after giving reasonable notice to the Managers to inspect the Vessel for any reason they consider necessary.

7

16.                               Compliance with Law and Regulations

The Managers will not do or permit to be done anything which might cause any breach or infringement of the laws and regulations of the Vessel’s flag, or of the places where she trades.

17.                               Duration of the Agreement

The Agreement shall come into effect on the day and year stated in Box 4 and shall continue until the date stated in Box 17, except that if the Vessel is on a voyage on the latter date, the Agreement shall continue until terminated by either party giving to the other notice in writing, in which event the Agreement shall terminate upon the later of the expiration of a period of two months from the date upon which such notice was given or when the Vessel is safely in port. If the Vessel arrives safely in port at any time after Owners sent a proper notice in writing terminating the Agreement, Owners shall have the right to replace the Managers at that time provided that Owners pay Managers all fees and other amounts due through the end of the two months notice period.

18.                               Termination

18.1                        Owners’ default

(i)                                     The Managers shall be entitled to terminate the Agreement with immediate effect by notice in writing if any moneys payable by the Owners under this Agreement shall not have been received in the Managers’ nominated account within ten running days of receipt by the Owners of the Managers’ written request or if the Vessel is repossessed by the Mortgagees.

(ii)                                  If the Owners:

(a)                                  Fail to meet their obligations under sub-clauses 5.2 of this Agreement for any reason within their control, or

(b)                                 Proceed with the employment of or continue to employ the Vessel in the contraband, blockade running, or in an unlawful trade, or on a voyage which in the reasonable opinion of the Managers is unduly hazardous or improper, the Managers may give notice of the default to the Owners, requiring them to remedy it as soon as practically possible. In event that the Owners fail to remedy it within a reasonable time to the satisfaction of the Managers, the Managers shall be entitled to terminate the Agreement with immediate effect by notice in writing.

8

18.2                        Managers’ Default

If the Managers engage in fraud or deceit or fulfill their obligations under this agreement in a crossly negligent manner or engage in willful misconduct that is detrimental to the Owners’ interest, this Agreement may be terminated immediately upon the issuance of a notice by the Owners. If the Managers fail to meet their obligations under Clauses 3 and 4 of this Agreement for any reason within the control of the Managers, the Owners may give notice to the Managers of the default, requiring them to remedy it within 15 days after being notified by Owners. In the event that the Managers fail to remedy it within reasonable time to the satisfaction of the Owners, the Owners shall be entitled to terminate the Agreement with immediate effect by notice in writing.

18.3                        Extraordinary Termination

This agreement shall be deemed to be terminated in the case of the sale of the Vessel or if the Vessel becomes a total loss or is declared as a constructive or compromised or arranged total loss or is requisitioned.

18.4                        For the purpose of sub-clause 18.3 hereof

(i)                                     the date upon which Vessel is to be treated as having been sold or otherwise disposed of shall be the date on which the Owners cease to be registered as Owners of the Vessel;

(ii)                                  the Vessel shall not be deemed to be lost unless either she has become an actual total loss or agreement has been reached with her underwriters in respect of her constructive, compromised total loss or if such agreement with her underwriters is not reached it is adjudged by a competent tribunal that a constructive loss of the Vessel has occurred.

18.5                        This Agreement shall terminate forthwith in the event of an order being made or resolution passed for the winding up, dissolution, liquidation or bankruptcy of either party (otherwise than for the purpose of reconstruction or amalgamation) or if a receiver is appointed, or if it suspends payment, ceases to carry on business or make any special arrangement or composition with its creditors.

18.6                        The termination of this Agreement shall be without prejudice to all rights accrued due between the parties prior to the date of termination.

19.                               Law and Arbitration

19.1        This agreement shall be governed by and construed in accordance with English Law and any dispute arising out of or in connection with this Agreement shall be referred to three persons at New York, one to be appointed by each of the parties hereto, and the third by the two so chosen; their decision or that of any two of them shall be final, and for the purposes of enforcing any award, judgement may be entered on award by any court of competent jurisdiction. The proceedings shall be conducted in accordance with the rules of the Society of Maritime Arbitrators, Inc. In cases where neither the claim nor any counterclaim exceeds the sum of USD50,000 (or such other sum as the parties may

9

agree) the arbitration shall be conducted in accordance with the Shortened Arbitration Procedure of the Society of Maritime Arbitrators, Inc. current at the time when the arbitration proceedings are commenced.

19.2

19.3        If Box 18 in Part 1 is not appropriately filled in, sub-clause 19. 1 of this Clause shall apply

Note:  19.1, 19.2 and 19.3 are alternatives; indicated alternative agreed in Box 18.

20.                               Notices

20.1                        Any notice to be given by either party to the other party shall be in writing and may be sent by fax, telex, registered, recorded or overnight mail (with notice to be deemed received on the date recorded on the delivery receipt) or by personal service.

20.2                        The address of the parties for service of such communication shall be as stated in Boxes 19 and 20, respectively.

21.                               “Entire Agreement”

This Agreement represents the entire agreement and understanding between the parties and there are no other oral or written understandings with respect to the subject of this Agreement. For the purposes of this provision, the term “subject” in the preceding sentence shall have the broadest possible interpretation that can be ascribed to it. The parties to this Agreement expressly disclaim reliance on any other understandings, terms or conditions and all such extraneous matters are deemed superseded and merged into the terms of this Agreement. This Agreement cannot be amended or modified except in a written agreement signed by both parties and expressly reciting that it is an amendment to this Agreement.

10

ANNEX “A” TO
THE BALTIC AND INTERNATIONAL MARITIME COUNCIL (BIMCO)
STANDARD SHIP MANAGEMENT AGREEMENT - CODE NAME: “SHIPMAN”

Date of Agreement:	18 July 2005

Name of Vessel(s):	PAIGE (TBR) - IMO 9088732 - FLAG: MALTA
KOBY (TBR) - IMO 9184914 - FLAG: MALTA
ANITA (TBR) - IMO 9176711 - FLAG: MALTA
VOC ENTERPRISE (TBR) - IMO 9278870 - FLAG: BAHAMAS
VOC ORCHID (TBR) - IMO 9113575 - FLAG: BAHAMAS
CLIPPER GLORY (TBR) - IMO 8800107 - FLAG: LIBERIA
CLIPPER GEM (TBR) - IMO 8800119 - FLAG: LIBERIA

ADDENDUM NO. I TO

THE BALTIC AND INTERNATIONAL MARITIME COUNCIL (BIMCO)
STANDARD SHIP MANAGEMENT AGREEMENT - CODE NAME: “SHIPMAN”

Date of Agreement:                                                                                      18 July 2005

The Annual Management Fee is calculated in accordance with the following schedule:

Owners appoint Managers to act as Managers for up to three vessels:
US$ 80,000 (eighty thousand) per Vessel per annum (pro-rata)

Owners appoint Managers to act as Managers for more than three and up to six vessels:
US$ 75,000 (seventy five thousand) per Vessel per annum (pro-rata)

Owners appoint Managers to act as Managers for more than six vessels:
US$ 70,000 (seventy thousand) per Vessel per annum (pro-rata)

In addition to the Annual Management Fee Owners agree to remunerate the Managers for the provision of Corporate Accounting Services by paying a fee of US$ 35,000 per vessel per annum (pro-rata).

Corporate Accounting Services are defined as all Accounting Services described under clause 3.5 of this Agreement and the provision of certain other services for Special Purpose Companies (“SPC”) described as follows:

Production of full financial statements for each Special Purpose Company (“SPC”) on a quarterly and annual basis

Production of full consolidated financial statements incorporating the financial statements of the individual SPC’s on a quarterly and annual basis

Preparation for and support of a review of quarterly SPC financial statements by Owners’ appointed financial auditors

Preparation for and support of the audit of SPC annual financial statements by Owners’ appointed financial auditors

Opening and administration of SPC bank accounts and management of funds in these accounts as per Owners’ instructions

Loan facility administration including the preparation of covenant compliance certifications required in connection with the Owners’ loan facility

Managers to assist Owners in connection with required regulatory filings and follow on registration statement requirements

Managers to assist Owners with tax filings

DATED 18 JULY 2005

CAVAN MARITIME LIMITED

AND

ATLANTIC MARINE LIMITED PARTNERSHIP

CREW MANAGEMENT AGREEMENT

THIS AGREEMENT is made the 18th day of July 2005

BETWEEN:

(1)                                  CAVAN MARITIME LIMITED c/o Wexford Capital LLC, 411 West Putnam Avenue, Greenwich CT 06839, United States of America (“Owners”) and

(2)                                  ATLANTIC MARINE LIMITED PARTNERSHIP of Richmond House, 12 Par-laVille Road, Hamilton, Bermuda (“AMLP”).

WHEREAS Owners of the motor vessel(s) shown in the Schedules to this Agreement (the “Vessel”) are desirous of entrusting the management of the Vessel’s crewing to AMLP.

IT IS AGREED as follows:

1.                                       APPOINTMENT AND TERM

1.1                                 Owners appoint AMLP as Crew Manager of the Vessel with effect from the Commencement Date stipulated in the Schedules to this Agreement.

1.2                                 The period of the management of the Vessel (the “Relevant Period”) shall continue until terminated in accordance with Clause 9.

2.                                       CREW STRUCTURE

The complement of Crew Members on the Vessel (the “Crew Structure”) shall consist of the number and nationality of persons specified in respect of the Vessel in the Schedules attached hereto subject to the provisions of Clause 3.1(c).

3.                                       RESPONSIBILITIES OF AMLP

3.1                                 In consideration of the Crew Lumpsum, AMLP undertakes to Owners during the Relevant Period in respect of the Vessel:

(a)                                  to provide Crew Members who are competent, certified and medically fit in accordance with the requirements of ILO convention 147, STCW 95 and IMO resolution A.481 (XII).  Crew Members will be selected on a basis of experience and familiarity with the type of vessel they are required to serve;

(b)                                 to supply, as part of such Crew Structure, only officers who are fully licensed in accordance with the requirements of the country of registry of the Vessel and who have a satisfactory command of the English language both spoken and written;

(c)                                  to ensure that the number of Crew Members on board and their ranks and qualifications are at all times in compliance with the regulations of the country of registry of the Vessel.  Should the regulations of the country of registry be altered during the course of this Agreement, AMLP and Owners shall agree on a new Crew Structure and on a respective adjustment to the Crew Lumpsum.  In the event of failure to agree, AMLP may give two (2) months’ notice terminating this Agreement and Owners shall indemnify AMLP for any increased costs incurred by AMLP during that period;

(d)                                 to supply replacement Crew Members wherever required and, when appropriate, to assist in the repatriation of Crew Members;

(e)                                  to screen, recruit and replace the Crew Members in compliance with the Schedule;

(f)                                    save as provided by Clauses 4 and 6, to provision the Vessel;

(g)                                 to pay wages, overtime, leave pay, sick pay, and all other employment payment obligations in respect of the Crew Members;

(h)                                 save as provided by Clauses 4 and 6, to arrange payment for the Crew Members’ embarkation and disembarkation to and from the Vessel;

(i)                                     to pay all crew communication costs and all port expenses reasonably incurred in relation to the Crew Members but excluding any vessel agency fees that may be incurred at the port in question and furthermore, excluding the costs incurred by motor launches for crew transportation purposes from anchorages to shore and back to the Vessel;

(j)                                     to arrange and pay for working clothing for the Crew Members upon embarkation;

(k)                                  to arrange and pay for the Vessel’s slopchest;

(l)                                     to arrange for the supply to the Vessel of all cash requirements in respect of the Crew Members; and

(m)                               to maintain records of certification, training and experience of all Crew Members and make same available to Owners as and when required.

3.2                                 The Crew Members provided by AMLP shall be employees of AMLP and AMLP shall enter into shipboard employment contracts with each of the Crew Members.

3.3                                 Subject to Clause 3.2, AMLP may sub-contract all or any of its obligations under this Agreement.

4.                                       RESPONSIBILITIES OF OWNERS

Owners shall at all times

(a)                                  ensure that the Vessel is maintained and operated in accordance with best practice, in lawful trades and in conformity with the requirements of its insurers and all applicable laws;

(b)                                 keep AMLP advised of the Vessel’s schedule in a timely fashion and so as to enable AMLP to perform its obligations hereunder in an economic manner;

(c)                                  provide for the Crew Members on board the Vessel suitable accommodation, storage space, power and fresh water.

5.                                       LIABILITY AND ‘INSURANCES’

5.1                                 None of AMLP, their sub-contractors and their respective officers, employees (including Crew Members) and agents shall have any liability to Owners in relation to any liability, loss, cost, damage or expense whatsoever or howsoever incurred by Owners resulting from or arising in connection with any act, neglect or default of any of them in the performance of their duties hereunder or pursuant hereto or otherwise in connection with the Vessel or its crewing PROVIDED ONLY THAT where any such liability, loss, cost, damage or expense is shown to have resulted directly from the negligence or willful default of AMLP or their sub-contractors or their respective officers, employees or agents (but always excluding the Crew Members) AMLP’s liability shall be limited as follows:

(a)                                  any such liability in relation to all liabilities, losses, costs, damages and expenses arising from any one event or series of events shall be limited to an amount equal to the average Monthly Crew Lumpsum per Vessel, and

(b)                                 any such liability in relation to all liabilities, losses, costs, damages and expenses arising from all events or series of events occurring in any twelve month period shall be limited to an amount equal to three times the average Monthly Crew Lumpsum per Vessel.

5.2                                 Owners shall indemnify AMLP, their subcontractors and their respective officers, employees (including Crew Members) and agents in respect of any liability, loss, cost, damage or expense whatsoever or howsoever incurred by any of them resulting from or arising in connection with any act, neglect or default of any of them in the performance of their duties hereunder or pursuant hereto or otherwise in connection with the Vessel or its crewing PROVIDED ONLY THAT the aforementioned indemnity shall not apply to the extent that AMLP may have any liability to Owners pursuant to the provisions of Clause 5.1.

5.3                                 For the purpose of the foregoing provisions of this Clause 5, AMLP shall be deemed to be contracting not only for itself but also as agent on behalf of and as trustee for the benefit of any subcontractors of AMLP and all persons who are or are deemed to be officers, employees (including Crew Members) or agents from time to time, of AMLP or their subcontractors and all such persons shall to this extent be or be deemed to be parties of this Agreement.

5.4                                 The Owners shall ensure that throughout the Relevant Period the Vessel is kept insured at their cost for hull and machinery, war and protection and indemnity risks with first class underwriters in accordance with best market practice and to the reasonable satisfaction of AMLP and that

(a)                                  all such insurances shall be for such amounts as shall be approved by AMLP, provided that the protection and indemnity risks shall be covered for the maximum amount generally available from first class protection and indemnity associations;

(b)                                 AMLP and any subcontractors nominated by AMLP are named as co-assured on all such insurances;

(c)                                  all such insurances contain provisions (where the same are reasonably available in the insurance market) exempting AMLP and any sub-contractors from liability for premiums and calls waiving any rights the insurers may have to make subrogated claims against AMLP, their sub-contractors and their respective officers, employees and agents;

(d)                                 evidence of such insurances and of the prompt payment of premiums and calls is given to AMLP promptly on request made from time to time; and

(e)                                  the insurer of protection and indemnity risks (including crew risks) approves the terms of this Agreement and of the employment contracts entered into between AMLP and the Crew Members and that evidence of such approval is given to AMLP on request.

5.5                               In the event of any inconsistency between the terms of this Clause S and the BIMCO “Shipman 98” Agreement, the terms of the BIMCO Agreement shall prevail.

6.                                       EXPENSES

6.1                                 It is agreed that the Crew Lumpsum does not include and Owners shall pay or reimburse AMLP within 15 days of submission of invoices in respect of any payment made by AMLP for:

(a)                                  freshwater;

(b)                                 any victualling whatsoever supplied to Non-Crew Members on board the Vessel including (but not limited to) pilots, stevedores, supercargoes, superintendents, agents, or any other persons dealing with the Vessel’s business.  Any meals supplied to such persons will be debited to Owners by separate account at the following rates:

Breakfast	US$	2.00
Lunch	US$	2.50
Dinner	US$	2.50

(c)                                  the Vessel’s cabin and kitchen inventory, including (but not limited to) cutlery, crockery, galley equipment, linen, accommodation and cleaning equipment;

(d)                                 the Vessel’s laundry expenses;

(e)                                  The Vessel’s medical chest;

(f)                                    traveling expenses of AMLP staff to and from the Vessel, if such traveling is arranged specifically at the request of Owners;

(g)                                 initial crew joining expenses upon delivery of the Vessel (crew mobilisation) including airfares, shore-based accommodation prior to joining the Vessel and wages accrued prior to the Commencement Date as stipulated in the Schedules to this Agreement

(h)                                 the cost of transferring one or more Crew Members from the Vessel to another Vessel at the request of Owners;

(i)            any costs (including increased payment due to Crew Members) arising from the Vessel entering a war zone;

(j)                                     crew P&I premiums and expenses.

7.                                       PAYMENT OBLIGATION

7.1                                 In consideration for the services hereby undertaken to be provided by AMLP, Owners shall pay to AMLP the monthly lumpsum specified in the Schedule (the “Crew Lumpsum”).

7.2                                 Save as otherwise provided there shall be included each month in the Crew Lumpsum provision for 85 hours overtime.  Any overtime in excess of 85 hours is to be paid for separately by the Owners upon receipt of invoices supported by appropriate documentation providing evidence of actual overtime worked onboard the Vessel on a monthly basis.

7.3                                 Any “Hold Washing Bonus” payable to the Crew Members (ratings only) under the provisions of their contracts of employment and/or collective bargaining agreement is excluded from the Crew Lumpsum and shall be paid for separately by the Owners upon receipt of invoices.

8.                                       PAYMENT MECHANISM

Payment of the Crew Lumpsum shall be made by Owners monthly in advance to a bank account to be advised by AMLP and shall be credited to such bank account free of all expenses and bank charges during the course of the first 7 days of every calendar month.  In the event that the Relevant Period commences on a day other than the first day of a calendar month, then the Crew Lumpsum in respect of the calendar month during which the Relevant Period commences shall be adjusted pro rata for the number of remaining days in such calendar month.

9.                                       TERMINATION

9.1                                 (a)                                  Either party may terminate this Agreement without reason by giving two (2) months notice in writing to the other party.

(b)                                 Either party may terminate this Agreement forthwith by notice in writing, if the other party (or any company holding a majority of the voting shares in the other party or its ultimate holding company) becomes bankrupt or insolvent or ceases or threatens to cease carrying on its business.

9.2                                 If AMLP engage in fraud or deceit or fulfill their obligations under this agreement in a grossly negligent manner or engage in willful misconduct that is detrimental to the Owners’ interest, then this Agreement may be terminated immediately upon the issuance of a notice by the Owners.  If AMLP is in breach of any material obligation or material term of this Agreement, Owners may forthwith terminate this Agreement by notice in writing if the breach is not capable of remedy.  If the breach is capable of remedy Owners may send AMLP a written notice requiring remedy of the breach within 14 days of AMLP’s receipt of such notice.  If AMLP fails to remedy the breach within such 14 day period or at latest leaving the next port after the 14 day period, Owners may thereupon forthwith terminate the Agreement by notice in writing.

9.3                                 (a)                                  If

(i)                                     Owners fail to pay any sum due under this Agreement on its due date, or

(ii)                                  Owners are in breach of any other material term of this Agreement, which is not capable of remedy,

AMLP may forthwith terminate this Agreement by notice in writing.

(b)                                 If Owners are in breach of a material obligation or material term of this Agreement and the breach is capable of remedy, AMLP may send Owners a written notice requiring remedy of the breach within 14 days of Owners’ receipt of such notice.  If Owners fail to remedy the breach within such 14 day period, AMLP may thereupon forthwith terminate the Agreement by notice in writing.

(c)                                  Without prejudice to the foregoing provisions of this Clause 9, if Owners are in breach of Clause 4 (a) and (in the sole determination of AMLP) the consequence of such breach is that it would be imprudent for the Vessel to put to sea or to continue in operation, AMLP may, for, the period of such breach, suspend performance of its obligations hereunder.

9.4                                 This Agreement shall terminate automatically

(a)                                  in the event of the actual or constructive or compromised or arranged total loss of the Vessel, after the same is agreed with underwriters and underwriters have notified their agreement in writing to Owners (which notification shall be promptly communicated by Owners to AMLP);

(b)                                 in the event of requisition for title or forcible or compulsory acquisition by any governmental authority of the Vessel, on the date the crew has been withdrawn from the vessel;

(c)                                  in the event that the Vessel is sold, on the date of delivery of the Vessel to the buyer;

(d)                                 in the event that the Vessel does not trade (whether for technical and/or commercial reasons) for 60 consecutive days, 30 days after the elapse of such 60 day period.

9.5                                 Upon the termination of this Agreement for any reason whatsoever (including termination by notice given by AMLP under Clause 9.1 but excluding notice given by Owners under Clause 9.2 or any termination resulting from any act or default of AMLP), Owners shall indemnify AMLP against and/or in respect of any and all costs and expenses incurred in connection with the termination of the employment of the Crew Members and their repatriation and including severance pay.

9.6                                 Termination of this Agreement in any circumstances shall be without prejudice to any outstanding claims hereunder which either Owners or AMLP may have against the other, including claims for contingent liabilities which AMLP shall have incurred prior to the date of termination.

10.                                 TRADE UNIONS

10.1                           AMLP shall endeavour to protect Owner’s interests, relating to the crewing of the Vessel, in connection with any demands made or influence exerted by the International Transport Workers’ Federation, any of its affiliates or any other national or international labour organisations (“Unions”).

10.2                           If AMLP increase the wages or otherwise change the employment conditions of any Crew Member as a result of demands made or influence exerted by the Unions, then

(a)                                  Owners shall indemnify AMLP against any losses or expenses AMLP may suffer or incur as a result; and

(b)                                 Owners and AMLP shall re-negotiate the Crew Lumpsum to take full account of any increased cost to AMLP.  In the event of failure to agree, AMLP may give two (2) months notice terminating this Agreement and

Owners shall indemnify AMLP for any increased costs incurred by AMLP during that period.

11.                                 NOTICES

11.1                           Every notice or demand hereunder shall be in writing and may be given or made by telefax or overnight mail.

11.2                           (a)           Every notice or demand to be given to AMLP hereunder shall be sent to AMLP at:

Richmond House
12 Par-la-Ville Road Hamilton
Bermuda
Facsimile:       +1 441-292-1549

(b)                                 Every notice or demand to be given to Owners hereunder shall be sent to Cavan Maritime Limited at:

c/o Wexford Capital LLC
411 West Putnam Avenue
Greenwich CT 06839
United States of America
Facsimile:       +1203-862-7311

11.3                           If either AMLP or Owners changes its address for communication, the one shall give to the other not less than 7 business days notice in writing of the change desired.

11.4                           Every notice or demand shall, except so far as otherwise expressly provided by this Agreement, be deemed to have been received, in the case of a telex or facsimile, at the time of despatch thereof (provided that, if the date of despatch is not a business day in the country of the addressee, it shall be deemed to have been received on the next following business day in the country of the addressee) and, in the case of a letter, upon actual receipt by the addressee.  In case of overnight mail, the notice shall be deemed to have been received on the date recorded on the delivery receipt.

12.                                 LAW, ARBITRATION AND JURISDICTION

12.1                           This Agreement shall be governed by and construed in accordance with English law.

12.2                           Should any dispute or difference arise between the parties hereto arising out of or in connection with this Agreement, the same shall be referred to three persons at New York, one to be appointed by each of the parties hereto, and the third by the two so chosen; their decision or that of any of two of them shall be final, and for the purposes of enforcing any award, judgement may be entered on award by any court of competent jurisdiction.  The proceedings shall be conducted in accordance with the rules of the Society of Maritime Arbitrators, Inc.  In cases where neither the claim nor any counterclaim exceeds the sum of US$ 50,000 (or such other sum as the parties may agree) the arbitration shall be conducted in accordance with the Shortened Arbitration Procedure of the Society of Maritime Arbitrators, Inc. current at the time when the arbitration proceedings are commenced.

13.                                 DEFINITIONS

13.1                           In this Agreement

(a)                                  Agreed Currency is defined as United States Dollars;

(b)                                 Crew Lumpsum is defined in Clause 7.1;

(c)                                  Crew Members is defined in Clause 3.1 (a);

(d)                                 Crew Structure is defined in Clause 2;

(e)                                  Relevant Period is defined in Clause 1.2;

(f)                                    Unions is defined in Clause 10.1;

13.2                           Headings, sub-headings and side headings are for convenience of reference only and do not govern or affect the construction or intent of the Clauses or sub-Clauses to which they relate.

13.3                           BIMCO “SHIPMAN 98” AGREEMENT

This Agreement forms and integral and binding part of the BIMCO “Shipman 98” Standard Ship Management Agreement between Owners and AMLP for the Vessel dated XX July 2005.

IN WITNESS whereof the parties hereto have caused this Agreement to be executed by their duly authorised representatives the day and year first above written,

/s/ Frederick Simon	/s/ Jens Alers
FOR AND ON BEHALF OF	FOR ATLANTIC MARINE LIMITED
CAVAN MARITIME LIMITED	PARTNERSHIP - DIRECTOR OF
WELLBRIDGE MARITIME
LIMITED AS GENERAL PARTNER

SCHEDULE 1

To Crew Management Agreement dated 18 July 2005 between Cavan Maritime Limited and Atlantic Marine Limited Partnership.

M.V. PAIGE
CREW STRUCTURE

Commencement Date: XX August 2005

RANK	NATIONALITY	NUMBER
Master	Eastern European	1
Chief Officer	Filipino	1
Second Officer	Filipino	1
Third Officer	Filipino	1
Chief Engineer	Eastern European	1
Second Engineer	Filipino	1
Third Engineer	Filipino	1
Fourth Engineer	Filipino	1
Electrician	Filipino	1
Bosun	Filipino	1
AB	Filipino	3
OS	Filipino	2
Fitter	Filipino	1
Motorman	Filipino	3
Chief Cook	Filipino	1
Deck Cadet	Filipino	1
Engine Cadet	Filipino	1

Total Crew Complement: 22

MONTHLY CREW LUMPSUM 2005

USD 56,670

/s/ Frederick Simon	/s/ Jens Alers
FOR AND ON BEHALF OF	FOR ATLANTIC MARINE LIMITED
CAVAN MARITIME LIMITED	PARTNERSHIP – DIRECTOR OF
WELLBRIDGE MARITIME LIMITED AS
GENERAL PARTNER

SCHEDULE 2

To Crew Management Agreement dated 18 July 2005 between Cavan Maritime Limited and Atlantic Marine Limited Partnership.

M.V. KOBY
CREW STRUCTURE

Commencement Date: XX August 2005

RANK	NATIONALITY	NUMBER
Master	Eastern European	1
Chief Officer	Filipino	1
Second Officer	Filipino	1
Third Officer	Filipino	1
Chief Engineer	Eastern European	1
Second Engineer	Filipino	1
Third Engineer	Filipino	1
Fourth Engineer	Filipino	1
Electrician	Filipino	1
Bosun	Filipino	1
AB	Filipino	3
OS	Filipino	2
Fitter	Filipino	1
Motorman	Filipino	3
Chief Cook	Filipino	1
Deck Cadet	Filipino	1
Engine Cadet	Filipino	1

Total Crew Complement: 22

MONTHLY CREW LUMPSUM 2005

USD 56,670

/s/ Frederick Simon	/s/ Jens Alers
FOR AND ON BEHALF OF	FOR ATLANTIC MARINE LIMITED
CAVAN MARITIME LIMITED	PARTNERSHIP – DIRECTOR OF
WELLBRIDGE MARITIME LIMITED AS
GENERAL PARTNER

SCHEDULE 3

To Crew Management Agreement dated 18 July 2005 between Cavan Maritime Limited and Atlantic Marine Limited Partnership.

M.V. ANITA
CREW STRUCTURE

Master	Eastern European	1
Chief Officer	Filipino	1
Second Officer	Filipino	1
Third Officer	Filipino	1
Chief Engineer	Eastern European	1
Second Engineer	Filipino	1
Third Engineer	Filipino	1
Fourth Engineer	Filipino	1
Electrician	Filipino	1
Bosun	Filipino	1
AB	Filipino	3
OS	Filipino	2
Fitter	Filipino	1
Motorman	Filipino	3
Chief Cook	Filipino	1
Deck Cadet	Filipino	1
Engine Cadet	Filipino	1

Commencement Date:  XX August 2005

Total Crew Complement:  22

MONTHLY CREW LUMPSUM 2005

USD 56,670

/s/ Frederick Simon	/s/ Jens Alers
FOR AND ON BEHALF OF	FOR ATLANTIC MARINE LIMITED
CAVAN MARITIME LIMITED	PARTNERSHIP – DIRECTOR OF
WELLBRIDGE MARITIME LIMITED AS
GENERAL PARTNER

SCHEDULE 4

To Crew Management Agreement dated 18 July 2005 between Cavan Maritime Limited and Atlantic Marine Limited Partnership.

M.V. VOC ENTERPRISE (TBR)
CREW STRUCTURE

Master	Eastern European	1
Chief Officer	Filipino	1
Second Officer	Filipino	1
Third Officer	Filipino	1
Chief Engineer	Eastern European	1
Second Engineer	Filipino	1
Third Engineer	Filipino	1
Fourth Engineer	Filipino	1
Electrician	Filipino	1
Bosun	Filipino	1
AB	Filipino	3
OS	Filipino	2
Fitter	Filipino	1
Motorman	Filipino	3
Chief Cook	Filipino	1
Deck Cadet	Filipino	1
Engine Cadet	Filipino	1

Commencement Date:  XX August 2005

Total Crew Complement:  21

MONTHLY CREW LUMPSUM 2005

USD 55,400

/s/ Frederick Simon	/s/ Jens Alers
FOR AND ON BEHALF OF	FOR ATLANTIC MARINE LIMITED
CAVAN MARITIME LIMITED	PARTNERSHIP – DIRECTOR OF
WELLBRIDGE MARITIME LIMITED AS
GENERAL PARTNER

SCHEDULE 5

To Crew Management Agreement dated 18 July 2005 between Cavan Maritime Limited and Atlantic Marine Limited Partnership.

M.V. VOC ORCHID (TBR)
CREW STRUCTURE

Commencement Date: XX August 2005

Master	Eastern European	1
Chief Officer	Filipino	1
Second Officer	Filipino	1
Third Officer	Filipino	1
Chief Engineer	Eastern European	1
Second Engineer	Filipino	1
Third Engineer	Filipino	1
Fourth Engineer	Filipino	1
Electrician	Filipino	1
Bosun	Filipino	1
AB	Filipino	3
OS	Filipino	2
Fitter	Filipino	1
Motorman	Filipino	3
Chief Cook	Filipino	1
Deck Cadet	Filipino	1
Engine Cadet	Filipino	1

Total Crew Complement: 22

MONTHLY CREW LUMPSUM 2005

USD 56,670

/s/ Frederick Simon	/s/ Jens Alers
FOR AND ON BEHALF OF	FOR ATLANTIC MARINE LIMITED
CAVAN MARITIME LIMITED	PARTNERSHIP – DIRECTOR OF
WELLBRIDGE MARITIME LIMITED AS
GENERAL PARTNER

SCHEDULE 6

To Crew Management Agreement dated 18 July 2005 between Cavan Maritime Limited and Atlantic Marine Limited Partnership.

M.V. CLIPPER GLORY (TBR)
CREW STRUCTURE

Commencement Date: XX August 2005

Master	Eastern European	1
Chief Officer	Filipino	1
Second Officer	Filipino	1
Third Officer	Filipino	1
Chief Engineer	Eastern European	1
Second Engineer	Filipino	1
Third Engineer	Filipino	1
Fourth Engineer	Filipino	1
Electrician	Filipino	1
Bosun	Filipino	1
AB	Filipino	3
OS	Filipino	2
Fitter	Filipino	1
Motorman	Filipino	3
Chief Cook	Filipino	1
Deck Cadet	Filipino	1
Engine Cadet	Filipino	1

Total Crew Complement: 22

MONTHLY CREW LUMPSUM 2005

USD 56,670

/s/ Frederick Simon	/s/ Jens Alers
FOR AND ON BEHALF OF	FOR ATLANTIC MARINE LIMITED
CAVAN MARITIME LIMITED	PARTNERSHIP – DIRECTOR OF
WELLBRIDGE MARITIME LIMITED AS
GENERAL PARTNER

SCHEDULE 7

To Crew Management Agreement dated 18 July 2005 between Cavan Maritime Limited and Atlantic Marine Limited Partnership.

M.V. CLIPPER GEM (TBR)
CREW STRUCTURE

Commencement Date: XX August 2005

Master	Eastern European	1
Chief Officer	Filipino	1
Second Officer	Filipino	1
Third Officer	Filipino	1
Chief Engineer	Eastern European	1
Second Engineer	Filipino	1
Third Engineer	Filipino	1
Fourth Engineer	Filipino	1
Electrician	Filipino	1
Bosun	Filipino	1
AB	Filipino	3
OS	Filipino	2
Fitter	Filipino	1
Motorman	Filipino	3
Chief Cook	Filipino	1
Deck Cadet	Filipino	1
Engine Cadet	Filipino	1

Total Crew Complement: 22

MONTHLY CREW LUMPSUM 2005

USD 56,670

/s/ Frederick Simon	/s/ Jens Alers
FOR AND ON BEHALF OF	FOR ATLANTIC MARINE LIMITED
CAVAN MARITIME LIMITED	PARTNERSHIP – DIRECTOR OF
WELLBRIDGE MARITIME LIMITED AS
GENERAL PARTNER